UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC SERIES 2006-A TRUST

(Issuing Entity)

(Exact name of registrant as specified in its charter)

WACHOVIA MORTGAGE LOAN TRUST, LLC

(Depositor)

WACHOVIA BANK, NATIONAL ASSOCIATION

(Sponsor)

Delaware	333-130771	20-3168291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center 301 South College Street, NC5578 – Suite G Charlotte, North Carolina 28288-5578
(Address of principal executive office and Zip Code)

Registrant's telephone number, including area code (704) 715-8239.

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.	Other Events.

On May 25, 2006, Wachovia Mortgage Loan Trust, LLC, a Delaware limited liability company (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 2006-A, Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Certificates"), having an aggregate original principal balance of $400,155,100. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated May 25, 2006, among the Registrant, as depositor, U.S. Bank National Association, as master servicer and certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and HSBC Bank USA, National Association, as trustee (the "Agreement"), a copy of which is filed as an exhibit hereto. The Mortgage Pass-Through Certificates, Series 2006-A, Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $3,024,819.98 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.25% undivided interest in a trust (the "Trust"), consisting principally of four pools of adjustable interest rate, conventional, monthly pay, fully-amortizing, one- to four-family residential first mortgage loans. The remaining undivided interests in the Trust are evidenced by the Private Certificates, distributions on which are subordinated to distributions on the Offered Certificates.

Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amounts are sufficient therefor.

Elections will be made to treat the Trust as two separate REMICs for federal income tax purposes (each a "REMIC"). The Offered Certificates will be treated as "regular interests" in one of the REMICs and the Class 1-A-R Certificate will be treated as sole class of the "residual interests" in each REMIC.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

Item 601(a) of Regulation S-K Exhibit No.	Description
Exhibit 4.1

Pooling and Servicing Agreement, dated May 25, 2006, among Wachovia Mortgage Loan Trust, LLC, as depositor, U.S. Bank National Association, as master servicer and certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and HSBC Bank USA, National Association, as trustee

Exhibit 4.3	Mortgage Loan Purchase Agreement, dated May 25, 2006, between Wachovia Mortgage Loan Trust, LLC, as purchaser, and Wachovia Bank, National Association, as seller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 9, 2006

WACHOVIA MORTGAGE LOAN TRUST, LLC

By: /s/ Robert J. Perret
Name: Robert J. Perret
Title: Vice President

Exhibit Index

Exhibit No.	Description
Exhibit 4.1

Pooling and Servicing Agreement, dated May 25, 2006, among Wachovia Mortgage Loan Trust, LLC, as depositor, U.S. Bank National Association, as master servicer and certificate administrator, Wells Fargo Bank, N.A. and National City Mortgage Co., as servicers, and HSBC Bank USA, National Association, as trustee

Exhibit 4.3	Mortgage Loan Purchase Agreement, dated May 25, 2006, between Wachovia Mortgage Loan Trust, LLC, as purchaser, and Wachovia Bank, National Association, as seller